UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007 (October 31, 2007)
WRIGHT EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME		04106

Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press release of Wright Express Corporation dated October 31, 2007
Ex-99.2 Press release of Wright Express Corporation dated October 31, 2007

Item 2.02 Results of Operations and Financial Condition
On October 31, 2007, we issued a press release announcing our third quarter 2007 results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.
The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Wright Express under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
On October 31, 2007, the Company issued a press release entitled “Citi Cards Selects Wright Express to Support Commercial Oil Card Services.” A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1*	Press release of Wright Express Corporation dated October 31, 2007

99.2*	Press release of Wright Express Corporation dated October 31, 2007

*	Indicates that exhibit is filed with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION

Date: October 31, 2007	By:	/s/ Melissa D. Smith Melissa D. Smith
Senior Vice President, Finance and Chief Financial Officer (principal financial officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 31, 2007
EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release of Wright Express Corporation dated October 31, 2007

99.2*	Press release of Wright Express Corporation dated October 31, 2007

*	Indicates that exhibit is filed with this report.